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Exhibit 32:

                      Certification Pursuant to Section 906
                       of the Sarbanes - Oxley Act of 2002


In connection with the filing of the Quarterly Report on Form 10-QSB of Strategic Acquisitions, Inc. for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission, I, Richard S. Kaye, hereby certify that:

1. The report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securtities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED:  November 5, 2003


                                    /s/ Richard S. Kaye
                                    -------------------------------------------
                                    Richard S. Kaye
                                    President and Principal Financial Officer